UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): January 8, 2024

BRAEMAR HOTELS & RESORTS INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

ITEM 7.01     REGULATION FD DISCLOSURE.

On January 8, 2024, Braemar Hotels & Resorts Inc. (the “Company”) issued a press release announcing that its board of directors:

a) declared a quarterly cash dividend of $0.05 per diluted share for the Company’s common stock for the first quarter ending March 31, 2024. This dividend is payable on April 15, 2024, to stockholders of record as of March 28, 2024;

b) declared a quarterly cash dividend for the first quarter ending March 31, 2024, of $0.3438 per diluted share, for the Company’s 5.5% Series B Cumulative Convertible Preferred Stock. This dividend is payable on April 15, 2024, to stockholders of record as of March 28, 2024;

c) declared a quarterly cash dividend for the first quarter ending March 31, 2024, of $0.5156 per diluted share, for the Company’s 8.25% Series D Cumulative Preferred Stock. This dividend is payable on April 15, 2024, to stockholders of record as of March 28, 2024;

d) declared a monthly cash dividend for the Company’s Series E Redeemable Preferred Stock equal to a quarterly rate of $0.46875 per share, payable as follows: $0.15625 per share will be paid on February 15, 2024 to stockholders of record as of January 31, 2024; $0.15625 per share will be paid on March 15, 2024 to stockholders of record as of February 29, 2024; and $0.15625 per share will be paid on April 15, 2024, to stockholders of record as of March 28, 2024;

e) declared a monthly cash dividend for CUSIPs 10482B705, 10482B887 and 10482B796 of the Company’s Series M Redeemable Preferred Stock equal to a quarterly rate of $0.52500 per share, payable as follows: $0.17500 per share will be paid on February 15, 2024 to stockholders of record as of January 31, 2024; $0.17500 per share will be paid on March 15, 2024 to stockholders of record as of February 29, 2024; and $0.17500 per share will be paid on April 15, 2024, to stockholders of record as of March 28, 2024; and

f) declared a monthly cash dividend for all remaining CUSIPs of the Company’s Series M Redeemable Preferred Stock equal to a quarterly rate of $0.51875 per share, payable as follows: $0.17292 per share will be paid on February 15, 2024 to stockholders of record as of January 31, 2024; $0.17292 per share will be paid on March 15, 2024 to stockholders of record as of February 29, 2024; and $0.17292 per share will be paid on April 15, 2024, to stockholders of record as of March 28, 2024.

As of December 31, 2023, there were 16,316,314 shares of the Company’s Series E Redeemable Preferred Stock and 1,832,805 shares of the Company’s Series M Redeemable Preferred Stock issued and outstanding.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Form 8-K and Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit
Number     Exhibit Description

99.1    Press Release of the Company, dated January 8, 2024, furnished under Item 7.01, announcing the declaration of dividends
104    Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAEMAR HOTELS & RESORTS INC.

Dated: January 8, 2024	By:	/s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel & Secretary